GREENLIGHT RE ANNOUNCES FINANCIAL RESULTS FOR SECOND QUARTER AND SIX MONTHS ENDED JUNE 30, 2026

Repurchases $14.2 million of ordinary shares

GRAND CAYMAN, Cayman Islands – August 4, 2026 – Greenlight Capital Re, Ltd. (NASDAQ: GLRE) (“Greenlight Re” or the “Company”) today reported its financial results for the second quarter and six months ended June 30, 2026.

Second quarter 2026 Highlights (all comparisons are to second quarter 2025 unless noted otherwise):

•Gross premiums written increased 2% to $183.1 million;
•Net premiums earned increased $0.2 million to $161.8 million;
•Net underwriting loss of $0.2 million, compared to underwriting income of $8.1 million;
•Combined ratio of 100.1%, compared to 95.0%, driven by CAT losses;
•Total investment loss of $23.8 million, compared to loss of $7.8 million;
•Net loss of $29.6 million, or $0.89 per diluted ordinary share, compared to net income of $0.3 million, or $0.01 per diluted ordinary share;
•Repurchased $14.2 million of ordinary shares at an average cost of $17.69 per share; and
•Fully diluted book value per share decreased 3.7% to $20.61, from $21.40 at March 31, 2026.

Six months ended June 30, 2026 Highlights (all comparisons are to the same period in 2025):

•Gross premiums written decreased 4% to $411.1 million;
•Net premiums earned decreased 4% to $316.0 million;
•Net underwriting income of $6.0 million compared to underwriting income of $0.3 million;
•Combined ratio of 98.1%, compared to 99.9%;
•Total investment income of $16.6 million, compared to $32.7 million;
•Net income of $6.2 million, or $0.18 per diluted ordinary share, compared to $30.0 million, or $0.87 per diluted ordinary share;
•Repurchased $19.2 million of shares at an average cost of $17.42 per share; and
•Fully diluted book value per share increased 0.9% to $20.61, from $20.43 at December 31, 2025.

From July 1, 2026, to August 3, 2026, the Company has repurchased an additional $3.9 million of ordinary shares at an average price of $16.42 per share.

Greg Richardson, Chief Executive Officer of Greenlight Re, stated, “Volatility is inherent in our business, and this quarter is a good reminder of the important role we play in helping our clients when they need us most. We have taken a prudent approach to our Middle East exposure and have set up appropriate reserves this quarter. I am pleased with our portfolio as we continue to demonstrate discipline and manage capital in a softening market.”

David Einhorn, Chairman of the Board of Directors, said, “The second quarter was a challenging investment period. Gains from our long portfolio offset losses in our short portfolio, and we had drag from macro, which detracted about 5%. Solasglas remains conservatively positioned during this uncertain environment, while the overall equity market remains very expensive.”

Greenlight Capital Re, Ltd. Second Quarter 2026 Earnings Call

Greenlight Re will host a live conference call to discuss its financial results on Wednesday, August 5, 2026, at 9:00 a.m. Eastern Time. Dial-in details:

U.S. toll free             1-877-407-9753
International            1-201-493-6739

The conference call can also be accessed via webcast at:
https://event.webcasts.com/starthere.jsp?ei=1731033&tp_key=3e1d0e751f

A telephone replay will be available following the call through August 11, 2026. The replay of the call may be accessed by dialing 1-877-660-6853 (U.S. toll free) or 1-201-612-7415 (international), access code 13755437. An audio file of the call will also be available on the Company’s website, www.greenlightre.com.

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Non-GAAP Financial Measures
In presenting the Company’s results, management has included fully diluted book value per share as a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). This measure is referred to as a non-GAAP measure. The non-GAAP measure may be defined or calculated differently by other companies. Management believes the measure allows for a more thorough understanding of the Company’s performance. The non-GAAP measure may not be comparable to similarly titled measures reported by other companies and should be used to monitor our results and should be considered in addition to, and not viewed as a substitute for those measures determined in accordance with GAAP. Reconciliation of the measure to the most comparable GAAP figures is included in the attached financial information in accordance with Regulation G.

Forward-Looking Statements
This news release contains forward-looking statements concerning Greenlight Capital Re, Ltd. and/or its subsidiaries (the “Company”) within the meaning of the U.S. federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on the Company’s behalf. These risks and uncertainties include any suspension or revocation of any of our licenses; losses from catastrophes; the loss of significant brokers; the performance of Solasglas Investments, LP; a downgrade or withdrawal of our A.M. Best ratings; the carry values of our investments made under our Greenlight Re Innovations segment may differ significantly from those that would be used if we carried these investments at fair value; and other factors described in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, which speak only as to the date of this release, whether as a result of new information, future events, or otherwise, except as provided by law.

About Greenlight Capital Re, Ltd.
Greenlight Re (www.greenlightre.com) provides multiline property and casualty insurance and reinsurance through its licensed and regulated reinsurance entities in the Cayman Islands and Ireland, and its Lloyd’s platform, Greenlight Innovation Syndicate 3456. The Company complements its underwriting activities with a non-traditional investment approach designed to achieve higher rates of return over the long term than reinsurance companies that exclusively employ more traditional investment strategies. The Company’s innovations unit, Greenlight Re Innovations, supports technology innovators in the (re)insurance space by providing investment capital, risk capacity, and access to a broad insurance network.

Investor Relations Contact
Jeremy Hellman
Vice President, The Equity Group Inc.
(212) 836-9626
IR@greenlightre.ky

GREENLIGHT CAPITAL RE, LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(expressed in thousands of U.S. dollars, except per share and share amounts)

	June 30, 2026	December 31, 2025
	(Unaudited)
Assets
Investments
Investment in related party investment fund, at fair value	$493,409	$504,555
Other investments	64,925	62,911
Fixed maturity investments, at fair value	172,865	65,609
Total investments	731,199	633,075
Cash and cash equivalents	76,322	111,756
Restricted cash and cash equivalents	526,793	531,976
Reinsurance balances receivable	640,870	664,381
Reinsurance recoverable on unpaid loss and loss adjustment expenses	94,790	81,392
Deferred acquisition costs	96,703	99,954
Unearned premiums ceded	63,107	39,223
Other assets	8,800	8,026
Total assets	$2,238,584	$2,169,783
Liabilities and equity
Liabilities
Loss and loss adjustment expense reserves	983,774	967,960
Unearned premium reserves	406,490	361,704
Reinsurance balances payable	98,437	95,853
Funds withheld	33,100	16,105
Other liabilities	10,348	15,460
Debt	8,753	4,724
Total liabilities	1,540,902	1,461,806

Shareholders' equity
Preferred share capital (par value $0.10; none issued)	—	—
Ordinary share capital (par value $0.10; issued and outstanding, 32,881,538) (2025: par value $0.10; issued and outstanding, 33,897,709)	3,288	3,390
Additional paid-in capital	462,563	478,910
Retained earnings	231,831	225,677
Total shareholders' equity	697,682	707,977
Total liabilities and equity	$2,238,584	$2,169,783

GREENLIGHT CAPITAL RE, LTD.
CONDENSED CONSOLIDATED RESULTS OF OPERATIONS
(expressed in thousands of U.S. dollars, except percentages and per share amounts)

	Three months ended June 30		Six months ended June 30
	2026	2025	2026	2025
	(Unaudited)		(Unaudited)
Underwriting results:
Gross premiums written	$183,118	$179,628	$411,056	$427,573
Gross premiums ceded	(36,309)	(15,101)	(80,773)	(43,649)
Net premiums written	$146,809	$164,527	$330,283	$383,924
Change in net unearned premium reserves	15,004	(2,886)	(14,325)	(53,820)
Net premiums earned	$161,813	$161,641	$315,958	$330,104
Net loss and LAE incurred:
Current year	(111,367)	(97,032)	(205,011)	(215,698)
Prior year	(716)	(3,047)	1,773	(7,265)
Net loss and LAE incurred	(112,083)	(100,079)	(203,238)	(222,963)
Acquisition costs	(44,034)	(46,848)	(92,996)	(93,714)
Underwriting expenses	(5,886)	(6,481)	(13,691)	(12,839)
Deposit interest expense	(46)	(124)	(78)	(273)
Net underwriting income (loss)	(236)	8,109	5,955	315

Investment results:
Income (loss) from investment in Solasglas	(27,857)	(18,276)	5,832	13,921
Net investment income	4,076	10,470	10,807	18,757
Total investment income (loss)	(23,781)	(7,806)	16,639	32,678

Corporate and other expenses	(4,717)	(4,755)	(10,459)	(9,427)
Foreign exchange gains (losses)	(576)	6,271	(5,481)	10,626
Interest expense	(128)	(1,144)	(227)	(2,608)
Income tax expense	(158)	(346)	(273)	(1,628)
Net income	$(29,596)	$329	$6,154	$29,956

Earnings per share
Basic	$(0.89)	$0.01	$0.18	$0.88
Diluted	$(0.89)	$0.01	$0.18	$0.87

Underwriting ratios:
Current year loss ratio	68.8%	60.0%	64.9%	65.3%
Prior year reserve development ratio	0.4%	1.9%	(0.6)%	2.2%
Loss ratio	69.3%	61.9%	64.3%	67.5%
Acquisition cost ratio	27.2%	29.0%	29.4%	28.4%
Composite ratio	96.5%	90.9%	93.8%	95.9%
Underwriting expense ratio	3.7%	4.1%	4.4%	4.0%
Combined ratio	100.1%	95.0%	98.1%	99.9%

The following tables present the Company’s results by segment and on a consolidated basis:

GREENLIGHT CAPITAL RE, LTD.
SEGMENT RESULTS OF OPERATIONS (unaudited)
(expressed in thousands of U.S. dollars)
Three months ended June 30, 2026

	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$152,202	$30,916	$—	$183,118
Net premiums written	$128,249	$18,560	$—	$146,809
Net premiums earned	$136,945	$24,868	$—	$161,813
Net loss and LAE incurred	(94,945)	(15,375)	(1,763)	(112,083)
Acquisition costs	(38,399)	(5,635)	—	(44,034)
Other underwriting expenses	(4,602)	(1,284)	—	(5,886)
Deposit interest expense, net	(46)	—	—	(46)
Underwriting income (loss)	(1,047)	2,574	(1,763)	(236)
Net investment income (loss)	4,409	(479)	146	4,076
Corporate and other expenses	—	(579)	(4,138)	(4,717)
Income (loss) from investment in Solasglas			(27,857)	(27,857)
Foreign exchange gains (losses)			(576)	(576)
Interest expense			(128)	(128)
Income (loss) before income taxes	$3,362	$1,516	$(34,316)	$(29,438)

Underwriting ratios:
Loss ratio	69.3%	61.8%	NM*	69.3%
Acquisition cost ratio	28.0%	22.7%	NM*	27.2%
Composite ratio	97.3%	84.5%	NM*	96.5%
Underwriting expenses ratio	3.4%	5.2%	NM*	3.7%
Combined ratio	100.7%	89.7%	NM*	100.1%
*Not Meaningful

GREENLIGHT CAPITAL RE, LTD.
SEGMENT RESULTS OF OPERATIONS (unaudited)
(expressed in thousands of U.S. dollars)
Three months ended June 30, 2025

	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$152,333	$27,596	$(301)	$179,628
Net premiums written	$142,111	$22,716	$(300)	$164,527
Net premiums earned	$140,554	$21,386	$(299)	$161,641
Net loss and LAE incurred	(83,475)	(15,244)	(1,360)	(100,079)
Acquisition costs	(40,900)	(6,012)	64	(46,848)
Other underwriting expenses	(4,861)	(1,620)	—	(6,481)
Deposit interest expense, net	(124)	—	—	(124)
Underwriting income (loss)	11,194	(1,490)	(1,595)	8,109
Net investment income	5,629	431	4,410	10,470
Corporate and other expenses	—	(602)	(4,153)	(4,755)
Income from investment in Solasglas			(18,276)	(18,276)
Foreign exchange gains (losses)			6,271	6,271
Other income			—	—
Interest expense			(1,144)	(1,144)
Income (loss) before income taxes	$16,823	$(1,661)	$(14,487)	$675

Underwriting ratios:
Loss ratio	59.4%	71.3%	NM*	61.9%
Acquisition cost ratio	29.1%	28.1%	NM*	29.0%
Composite ratio	88.5%	99.4%	NM*	90.9%
Underwriting expenses ratio	3.5%	7.6%	NM*	4.1%
Combined ratio	92.0%	107.0%	NM*	95.0%
*Not Meaningful

GREENLIGHT CAPITAL RE, LTD.
SEGMENT RESULTS OF OPERATIONS
(expressed in thousands of U.S. dollars)
Six months ended June 30, 2026

	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$332,549	$78,509	$(2)	$411,056
Net premiums written	$279,544	$50,741	$(2)	$330,283
Net premiums earned	$265,926	$50,034	$(2)	$315,958
Net loss and LAE incurred	(170,175)	(31,301)	(1,762)	(203,238)
Acquisition costs	(79,611)	(13,385)	—	(92,996)
Other underwriting expenses	(10,345)	(3,346)	—	(13,691)
Deposit interest expense, net	(78)	—	—	(78)
Underwriting income (loss)	5,717	2,002	(1,764)	5,955
Net investment income (loss)	9,544	615	648	10,807
Corporate and other expenses	—	(1,301)	(9,158)	(10,459)
Income (loss) from investment in Solasglas			5,832	5,832
Foreign exchange gains (losses)			(5,481)	(5,481)
Interest expense			(227)	(227)
Income (loss) before income taxes	$15,261	$1,316	$(10,150)	$6,427

Underwriting ratios:
Loss ratio	64.0%	62.6%	NM*	64.3%
Acquisition cost ratio	29.9%	26.8%	NM*	29.4%
Composite ratio	93.9%	89.4%	NM*	93.8%
Underwriting expenses ratio	3.9%	6.7%	NM*	4.4%
Combined ratio	97.8%	96.1%	NM*	98.1%
*Not Meaningful

GREENLIGHT CAPITAL RE, LTD.
SEGMENT RESULTS OF OPERATIONS
(expressed in thousands of U.S. dollars)
Six months ended June 30, 2025

	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$373,042	$55,062	$(531)	$427,573
Net premiums written	$337,720	$46,687	$(483)	$383,924
Net premiums earned	$290,195	$40,391	$(482)	$330,104
Net loss and LAE incurred	(196,238)	(25,590)	(1,135)	(222,963)
Acquisition costs	(81,781)	(12,045)	112	(93,714)
Other underwriting expenses	(9,658)	(3,181)	—	(12,839)
Deposit interest expense, net	(273)	—	—	(273)
Underwriting income (loss)	2,245	(425)	(1,505)	315
Net investment income	11,400	879	6,478	18,757
Corporate and other expenses	—	(1,174)	(8,253)	(9,427)
Income from investment in Solasglas			13,921	13,921
Foreign exchange gains (losses)			10,626	10,626
Other income			—	—
Interest expense			(2,608)	(2,608)
Income (loss) before income taxes	$13,645	$(720)	$18,659	$31,584

Underwriting ratios:
Loss ratio	67.6%	63.4%	NM*	67.5%
Acquisition cost ratio	28.2%	29.8%	NM*	28.4%
Composite ratio	95.8%	93.2%	NM*	95.9%
Underwriting expenses ratio	3.4%	7.9%	NM*	4.0%
Combined ratio	99.2%	101.1%	NM*	99.9%
*Not Meaningful

GREENLIGHT CAPITAL RE, LTD.
KEY FINANCIAL MEASURES AND NON-GAAP MEASURES

Management uses certain key financial measures, some of which are not prescribed under U.S. GAAP rules and standards (“non-GAAP financial measures”), to evaluate our financial performance, financial position, and the change in shareholder value. Generally, a non-GAAP financial measure, as defined in SEC Regulation G, is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented under U.S. GAAP. We believe that these measures, which may be calculated or defined differently by other companies, provide consistent and comparable metrics of our business performance to help shareholders understand performance trends and facilitate a more thorough understanding of the Company’s business. Non-GAAP financial measures should not be viewed as substitutes for those determined under U.S. GAAP.

We use the following non-GAAP financial measure in this news release.
Fully Diluted Book Value Per Share

Our primary financial goal is to increase fully diluted book value per share over the long term. We use fully diluted book value as a financial measure in our incentive compensation plan.

We believe that long-term growth in fully diluted book value per share is the most relevant measure of our financial performance because it provides management and investors a yardstick to monitor the shareholder value generated. Fully diluted book value per share may also help our investors, shareholders, and other interested parties form a basis of comparison with other companies within the property and casualty reinsurance industry. Fully diluted book value per share should not be viewed as a substitute for the most comparable U.S. GAAP measure, which in our view is the basic book value per share.

We calculate basic book value per share as (a) ending shareholders' equity, divided by (b) the total ordinary shares issued and outstanding, as reported in the consolidated financial statements.

Fully diluted book value per share represents basic book value per share combined with any dilutive impact of in-the-money stock options and all outstanding restricted stock units, or “RSUs”. We believe these adjustments better reflect the ultimate dilution to our shareholders.

The following table presents a reconciliation of the fully diluted book value per share to basic book value per share (the most directly comparable U.S. GAAP financial measure):

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Numerator for basic and fully diluted book value per share:
Total equity as reported under U.S. GAAP	$697,682	$741,172	$707,977	$658,889	$663,318
Denominator for basic and fully diluted book value per share:
Ordinary shares issued and outstanding as reported and denominator for basic book value per share	32,881,538	33,684,902	33,897,709	34,099,226	34,198,153
Add: In-the-money stock options (1) and all outstanding RSUs	972,651	950,199	755,997	757,505	775,124
Denominator for fully diluted book value per share	33,854,189	34,635,101	34,653,706	34,856,731	34,973,277

Basic book value per share	$21.22	$22.00	$20.89	$19.32	$19.40
Increase (decrease) in basic book value per share	$(0.78)	$1.11	$1.57	$(0.08)	$0.10
Increase (decrease) in basic book value per share	(3.5)%	5.3%	8.1%	(0.4)%	0.5%

Fully diluted book value per share	$20.61	$21.40	$20.43	$18.90	$18.97
Increase (decrease) in fully diluted book value per share	$(0.79)	$0.97	$1.53	$(0.07)	$0.10
Increase (decrease) in fully diluted book value per share	(3.7)%	4.7%	8.1%	(0.4)%	0.5%
(1) Assuming net exercise by the grantee.